                                                                   Exhibit 24.1


                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints E. James Trimarchi, David R. Tomb, Jr. and Joseph E. O'Dell, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) hereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


    Signature and Capacity                                   Date
    ----------------------                                   ----

   /s/ E. James Trimarchi                                   5/20/94
- -----------------------------                           --------------
     E. James Trimarchi
(Principal Executive Officer
        and Director)


     /s/ John J. Dolan                                      5/23/94
- -----------------------------                           --------------
       John J. Dolan
(Principal Financial Officer
  and Principal Accounting
          Officer)


     /s/ E. H. Brubaker                                     6/9/94
- -----------------------------                           --------------
       E. H. Brubaker
         (Director)

  /s/ Sumner E. Brumbaugh                                   5/26/94
- -----------------------------                           --------------
    Sumner E. Brumbaugh
         (Director)


    /s/ Edward T. Cote                                      6/7/94
- -----------------------------                           --------------
      Edward T. Cote
        (Director)


  /s/ Thomas L. Delaney                                     5/31/94
- -----------------------------                           --------------
    Thomas L. Delaney
       (Director)


 /s/ Clayton C. Dovey, Jr.                                  6/7/94
- -----------------------------                           --------------
    Clayton C. Dovey, Jr.
         (Director)


   /s/ Ronald C. Geiser                                     6/7/94
- -----------------------------                           --------------
     Ronald C. Geiser
        (Director)


   /s/ Johnston A. Glass                                    5/20/94
- -----------------------------                           --------------
      Johnston A. Glass
          (Director)


    /s/ A. B. Hallstrom                                     6/14/94
- -----------------------------                           --------------
      A. B. Hallstrom
         (Director)


   /s/ Thomas J. Hanford                                    6/6/94
- -----------------------------                           --------------
     Thomas J. Hanford
        (Director)


   /s/ H. H. Heilman, Jr.                                   5/19/94
- -----------------------------                           --------------
     H. H. Heilman, Jr.
        (Director)


    /s/ David F. Irvin                                      6/2/94
- -----------------------------                           --------------
      David F. Irvin
        (Director)


   /s/ David L. Johnson                                     6/9/94
- -----------------------------                           --------------
     David L. Johnson
        (Director)

   /s/ Robert F. Koslow                                     5/20/94
- -----------------------------                           --------------
     Robert F. Koslow
         (Director)


    /s/ Dale P. Latimer                                     6/1/94
- -----------------------------                           --------------
      Dale P. Latimer
         (Director)


    /s/ Joseph W. Proske                                    6/9/94
- -----------------------------                           --------------
      Joseph W. Proske
         (Director)


   /s/ Charles J. Szewczyk                                  6/7/94
- -----------------------------                           --------------
     Charles J. Szewczyk
          (Director)


   /s/ David R. Tomb, Jr.                                   5/20/94
- -----------------------------                           --------------
      David R. Tomb, Jr.
         (Director)


  /s/ John I. Whalley, Jr.                                  6/14/94
- -----------------------------                           --------------
    John I. Whalley, Jr.
        (Director)